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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 27, 2003

                           MARKLAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)



        000-28863                                        84-1331134
(Commission File Number)                    (IRS Employer Identification Number)


                                      #207
                                 54 DANBURY ROAD
                              RIDGEFIELD, CT 06877
                    (Address of principal executive offices)

                                 (203) 894-9700
              (Registrant's telephone number, including area code)






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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS


         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On October 27, 2003, Markland Technologies, Inc., a Florida corporation, ("Markland") completed the acquisition of Science and Technology Research Corporation, Inc., a Maryland corporation ("STR"), by its subsidiary, Security Technology, Inc., a Delaware Corporation ("STI"), through a merger of STI with newly formed STR Acquisition Corporation, a Maryland Corporation. Markland agreed to pay Six Million, Three Hundred, Seventy Five Thousand dollars ($6,375,000) for STR which consisted of nine-hundred thousand dollars ($900,000) in cash, five million, one hundred thousand dollars ($5,100,000) worth of Markland common stock, and a promissory note of three hundred, seventy five thousand dollars ($375,000).

         Markland received the cash portion of the acquisition from a portion of a loan provided by Bayview Capital, LLC, ("Bayview"). Robert Tarini, Markland's Chairman, and Chad Verdi are affiliated with Bayview. The entire amount of the loan provided by Bayview was one million, four hundred thousand dollars ($1,400,000). The loan agreement is attached as Exhibit 10.2.

         Markland has also entered into a one year consulting agreement with George Yang, the former President and principal of STR. The Loan agreement is attached as Exhibit 10.3.

         STR is the sole producer of the U.S. Navy's Shipboard Automatic Chemical Agent Detection and Alarm System (ACADA). The Navy deploys the "man-portable" point detection system to detect all classic nerve and blister agents as well as other chemical warfare agent (CWA) vapors.


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         The Merger Agreement by and between Markland and STR is filed herewith as Exhibit 10.1. The Promissory Notes by and between George Yang and Markland, and by and between Bayview and Markland are filed herewith as Exhibits 10.4 and
10.5 respectively.

         The financial statements, which are required to be filed under Item 7 of Form 8-K will be filed by amendment.



EXHIBITS

         Exhibit 10.1.     STR Acquisition Corp Merger

         Exhibit 10.2      Bay View Capital L.L.C. Loan Agreements

         Exhibit 10.3      George Yang Consulting Agreement

         Exhibit 10.4      George Yang-Markland Promissory Note

         Exhibit 10.5      Markland-Bayview Promissory Note



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARKLAND TECHNOLOGIES, INC.


                                         /s/ Ken Ducey, Jr.
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                                         Ken Ducey, Jr., CFO